UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 28, 2025
Magnera Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	001-03560	23-0628360
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9335 Harris Corners Pkwy, Ste 300, Charlotte, North Carolina		28269
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	866-744-7380

 (N/A)
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MAGN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 8.01   Other Items

Magnera Corporation (the “Company”) expects to hold its annual meeting of shareholders (the “Annual Meeting”) on March 9, 2026. All other relevant information concerning the Annual Meeting will be included in the proxy statement relating to the Annual Meeting (the “Proxy Statement”), which will be filed with the Securities and Exchange Commission and become available to the Company’s shareholders at a later date. Due to the expected date of the Annual Meeting, the Company is providing the due date for submission of any qualified shareholder proposal or qualified shareholder nominations.
Shareholders who intend to have a proposal considered for inclusion in the Proxy Statement pursuant to Rule 14a-8 of the Securities Exchange Act (the “Exchange Act”), must submit the proposal in writing to the Company’s corporate secretary no later than a reasonable time before the Company begins to print and send its proxy materials to shareholders. The Company will consider any proposal received on or before December 9, 2025, to have been received a reasonable time before it expects to begin to print and send its proxy materials.
Shareholders who wish to bring a director nomination or shareholder proposal (other than by means of inclusion of a shareholder proposal in the proxy materials under Rule 14a-8 of the Exchange Act) before the Annual Meeting, must deliver notice thereof in proper written form to the Company’s corporate secretary in accordance with the Company’s Amended and Restated Bylaws (the “Bylaws”) no later than December 9, 2025, which is the ninetieth (90th) day prior to the Annual Meeting.

Item 9.01	Financial Statements and Exhibits.
d) Exhibits.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Magnera Corporation
November 28, 2025	By:	/s/ Jill L. Urey
Jill L. Urey
Executive Vice President, General Counsel and Corporate Secretary